SCHEDULE 14A

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant                    [X]

Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to ss.240.14a-12

                             Pioneer Interest Shares
                  (Name of Registrant as Specified in its Charter)



    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required

                            PIONEER INTEREST SHARES
                                60 STATE STREET
                          BOSTON, MASSACHUSETTS 02109
                                 1-800-622-3265

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         SCHEDULED FOR OCTOBER 8, 2002

     This is the formal agenda for your fund's annual shareholder meeting. It tells you the matters you will be asked to vote on and the time and place of the meeting, in case you want to attend in person.

TO THE SHAREHOLDERS OF PIONEER INTEREST SHARES:

     The annual meeting of shareholders of your fund will be held at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts on October 8, 2002 at 2:00 p.m., Boston time, to consider the following:

     1. To elect the eight trustees of the fund, as named in the attached proxy statement, to serve on the Board of Trustees until their successors have been duly elected and qualified.

     2.  To act upon, if presented, a shareholder proposal.

     3. To consider any other business that may properly come before the meeting.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF PROPOSAL NO. 1 AND AGAINST PROPOSAL NO. 2.

     Shareholders of record as of the close of business on August 9, 2002 are entitled to vote at the meeting and any related follow-up meetings.

                                    By Order of the Board of Trustees,

                                    Joseph P. Barri, Secretary

Boston, Massachusetts
August 19, 2002

                              -------------------

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY.

                                                                   11587-00-0802

                               PROXY STATEMENT OF
                            PIONEER INTEREST SHARES
                                60 STATE STREET
                          BOSTON, MASSACHUSETTS 02109
                                 1-800-622-3265

                         ANNUAL MEETING OF SHAREHOLDERS

     This proxy statement contains the information you should know before voting on the proposals summarized below.

     The fund will furnish without charge a copy of its most recent annual report and any more recent semiannual report to any shareholder upon request. Shareholders who want to obtain a copy of the fund's reports should direct all written requests to the attention of the fund, at the address listed above, or should call Pioneer Investment Management Shareholder Services at 1-800-622-3265.

                                  INTRODUCTION

     This proxy statement is being used by the Board of Trustees of your fund to solicit proxies to be voted at the annual meeting of shareholders of your fund. This meeting will be held at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109, at 2:00 p.m., Boston time, on October 8, 2002, and at any adjournments of the meeting to a later date, for the purposes as set forth in the accompanying notice of annual meeting of shareholders.

     This proxy statement and the enclosed proxy card are being mailed to shareholders on or about August 19, 2002. The annual report for the fund for its most recently completed fiscal year was previously mailed to shareholders.

                            WHO IS ELIGIBLE TO VOTE

     Shareholders of record of the fund as of the close of business on August 9, 2002 (the "record date") are entitled to vote on all of the fund's business at the annual shareholder meeting and any adjournments thereof. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholder's instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted in favor of each of the nominees for trustee and voted on the other proposal consistent with the trustees' recommendation. If any other business comes before the annual shareholder meeting, your shares will be voted at the discretion of the persons named as proxies.

                                   PROPOSAL 1
                         ELECTION OF BOARD OF TRUSTEES

     Shareholders of the fund are being asked to consider the election of eight nominees to the Board of Trustees of the fund. All of the nominees for election to the fund's Board currently serve as trustees for the fund and have served in that capacity continuously since originally elected or appointed. Each trustee will be elected to hold office until the next meeting of shareholders or until his or her successor is elected and qualified. Each nominee has consented to being named in this proxy statement and indicated his or her willingness to serve if elected. In the unanticipated event that any nominee should be unable to serve, the persons named as proxies may vote for such other person as shall be designated by the fund's Board of Trustees. The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) for the election of the nominees named below as trustees of the fund.

     The following table sets forth each nominee's position(s) with the fund, his or her age, address, principal occupation and employment during the past five years and any other directorship held. Trustees who are interested persons of the fund within the meaning of the Investment Company Act of 1940 (the "1940 Act") are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address of all Interested Trustees is 60 State Street, Boston, MA 02109.

                                                                                 OTHER
                                TERM OF OFFICE                            DIRECTORSHIPS HELD
   NAME, (AGE), POSITION(S)     AND LENGTH OF   PRINCIPAL OCCUPATION(S)     BY THIS TRUSTEE
HELD WITH THE FUND AND ADDRESS   TIME SERVED     DURING PAST FIVE YEARS       OR NOMINEE
------------------------------  --------------  ------------------------  -------------------
INTERESTED TRUSTEES:
JOHN F. COGAN, JR.              Trustee since   Deputy Chairman and a     Director of Harbor
(76)*                           1993. Serves    Director of Pioneer       Global Company,
Chairman of the Board,          until a         Global Asset Management   Ltd.
Trustee and President           successor       S.p.A. ("PGAM");
                                trustee is      Non-Executive Chairman
                                elected or      and a Director of
                                earlier         Pioneer Investment
                                retirement or   Management USA Inc.
                                removal.        ("PIM-USA"); Chairman
                                                and a Director of
                                                Pioneer; President of
                                                all of the Pioneer
                                                Funds; and Of Counsel
                                                (since 2000, partner
                                                prior to 2000), Hale and
                                                Dorr LLP (counsel to
                                                PIM-USA and the Pioneer
                                                Funds)

DANIEL T. GERACI                Trustee since   Director and CEO-US of    None
(45)**                          October, 2001.  PGAM since November
Trustee and Executive           Serves until a  2001; Director, Chief
Vice President                  successor       Executive Officer and
                                trustee is      President of PIM- USA
                                elected or      since October 2001;
                                earlier         Director of Pioneer
                                retirement or   Funds Distributor, Inc.
                                removal.        ("PFD") and Pioneer
                                                Investment Management
                                                Shareholder Services,
                                                Inc. ("PIMSS") since
                                                October 2001; President
                                                and a Director of
                                                Pioneer and Pioneer
                                                International
                                                Corporation since
                                                October 2001; Executive
                                                Vice President of all of
                                                the Pioneer Funds since
                                                October 2001; President
                                                of Fidelity Private
                                                Wealth Management Group
                                                from 2000 through
                                                October 2001; and
                                                Executive Vice
                                                President - Distribution
                                                and Marketing of
                                                Fidelity Investments
                                                Institutional Services
                                                and Fidelity Investments
                                                Canada Ltd. prior to
                                                2000

                                                                                 OTHER
                                TERM OF OFFICE                            DIRECTORSHIPS HELD
   NAME, (AGE), POSITION(S)     AND LENGTH OF   PRINCIPAL OCCUPATION(S)     BY THIS TRUSTEE
HELD WITH THE FUND AND ADDRESS   TIME SERVED     DURING PAST FIVE YEARS       OR NOMINEE
------------------------------  --------------  ------------------------  -------------------
INDEPENDENT TRUSTEES:
MARY K. BUSH                    Trustee since   President, Bush & Co.     Director and/or
(54)                            1997. Serves    (international financial  Trustee of Brady
Trustee                         until a         advisory firm)            Corporation
4201 Cathedral Avenue, NW       successor                                 (industrial
Washington, DC 20016            trustee is                                identification and
                                elected or                                specialty coated
                                earlier                                   material products
                                retirement or                             manufacturer),
                                removal.                                  Mastec Inc.
                                                                          (communications and
                                                                          energy
                                                                          infrastructure),
                                                                          Mortgage Guaranty
                                                                          Insurance
                                                                          Corporation, R.J.
                                                                          Reynolds Tobacco
                                                                          Holdings, Inc.
                                                                          (tobacco) and
                                                                          Student Loan
                                                                          Marketing
                                                                          Association
                                                                          (secondary
                                                                          marketing of
                                                                          student loans)

RICHARD H. EGDAHL, M.D.         Trustee since   Alexander Graham Bell     None
(75)                            1993. Serves    Professor of Health Care
Trustee                         until a         Entrepreneurship, Boston
Boston University Healthcare    successor       University; Professor of
Entrepreneurship Program,       trustee is      Management, Boston
53 Bay State Road,              elected or      University School of
Boston, MA 02215                earlier         Management; Professor of
                                retirement or   Public Health, Boston
                                removal.        University School of
                                                Public Health; Professor
                                                of Surgery, Boston
                                                University School of
                                                Medicine; University
                                                Professor, Boston
                                                University

MARGARET B.W. GRAHAM            Trustee since   Founding Director, The    None
(55)                            1993. Serves    Winthrop Group, Inc.
Trustee                         until a         (consulting firm);
1001 Sherbrooke Street West,    successor       Professor of Management,
Montreal, Quebec, Canada        trustee is      Faculty of Management,
                                elected or      McGill University
                                earlier
                                retirement or
                                removal.

                                                                                 OTHER
                                TERM OF OFFICE                            DIRECTORSHIPS HELD
   NAME, (AGE), POSITION(S)     AND LENGTH OF   PRINCIPAL OCCUPATION(S)     BY THIS TRUSTEE
HELD WITH THE FUND AND ADDRESS   TIME SERVED     DURING PAST FIVE YEARS       OR NOMINEE
------------------------------  --------------  ------------------------  -------------------
MARGUERITE A. PIRET             Trustee since   President, Newbury,       Director,
(54)                            1993. Serves    Piret & Company, Inc.     Organogenesis Inc.
Trustee                         until a         (merchant banking firm)   (tissue engineering
One Boston Place, 26th Floor,   successor                                 company)
Boston, MA 02108                trustee is
                                elected or
                                earlier
                                retirement or
                                removal.

STEPHEN K. WEST                 Trustee since   Of Counsel, Sullivan &    Director, Dresdner
(73)                            1993. Serves    Cromwell (law firm)       RCM Global
Trustee                         until a                                   Strategic Income
125 Broad Street,               successor                                 Fund, Inc. and The
New York, NY 10004              trustee is                                Swiss Helvetia
                                elected or                                Fund, Inc.
                                earlier                                   (closed-end
                                retirement or                             investment
                                removal.                                  companies),
                                                                          AMVESCAP PLC
                                                                          (investment
                                                                          managers) and First
                                                                          ING Life Insurance
                                                                          Company of New York

JOHN WINTHROP                   Trustee since   President, John Winthrop  Director of NUI
(66)                            1993. Serves    & Co., Inc. (private      Corp. (energy
Trustee                         until a         investment firm)          sales, services and
One North Adgers Wharf,         successor                                 distribution)
Charleston, SC 29401            trustee is
                                elected or
                                earlier
                                retirement or
                                removal.

---------------
* Mr. Cogan is an Interested Trustee because he is an officer or director of the fund's investment adviser and certain of its affiliates.
** Mr. Geraci is an Interested Trustee because he is an officer, director and employee of the fund's investment adviser and certain of its affiliates.

     The Board of Trustees has an Audit Committee, which is composed of Ms. Piret (chairperson), Mr. West and Mr. Winthrop; a Nominating Committee, which is composed of Ms. Bush and Dr. Egdahl; a Valuation Committee, which is composed of Ms. Bush, Ms. Piret and Mr. Winthrop; and an Independent Trustees Committee, which is composed of all the fund's Independent Trustees. Ms. Graham is chairperson of the Independent Trustees Committee. During the most recent fiscal year, the Audit, Valuation and Independent Trustees Committees held 12, 12 and 11 meetings, respectively, and no meeting of the Nominating Committee was held.

     All members of the Audit Committee are "independent", as defined in the applicable listing standard of the New York Stock Exchange. The Board of Trustees has adopted a charter for the Audit Committee, which is attached as Appendix A to this proxy statement. In accordance with its charter, the purposes of the Audit Committee are to:

- act as a liaison between the fund's independent auditors and the full Board of Trustees of the fund;

- discuss with the fund's independent auditors their judgments about the quality of the fund's accounting principles and underlying estimates as applied in the fund's financial reporting;

- review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;

- review and assess from time to time, as it deems necessary and appropriate:

  - brokerage and soft dollar arrangements of the fund,

  - the utilization of any line of credit, and

  - "as of" gain/loss activity of the fund;

- review and approve insurance coverage and allocations of premiums between the management and the fund and among the Pioneer Funds;

- review and approve expenses under the administration agreement between Pioneer and the fund and allocations of such expenses among the Pioneer Funds; and

- receive on a periodic basis a formal written statement delineating all relationships between the auditors and the fund or Pioneer; to actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and to recommend that the Trustees take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

     The Audit Committee reports that it has (1) reviewed and discussed the fund's audited financial statements with management; (2) discussed with the independent auditors the matters relating to the quality of each fund's financial reporting; and (3) received written disclosures and an independence letter from the independent public accountants and discussed with the independent accountants that firm's independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Annual Report for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission ("SEC").

     The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and makes a recommendation regarding that person's qualifications. The Nominating Committee will also consider nominees recommended by shareholders to serve as trustees provided that shareholders submitting such recommendations comply with all relevant provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the fund's valuation procedures.

     The Independent Trustees Committee reviews the fund's management contract and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.

     During the fiscal year ended December 31, 2001, the Board of Trustees held 11 meetings. All of the current trustees and committee members then serving attended at least 75% of the meetings of the Board of Trustees and applicable committees, if any, held during the fiscal year ended December 31, 2001.

     The following table indicates the value of shares that each trustee beneficially owned in the fund and Pioneer Funds in the aggregate as of July 31, 2002. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on July 31, 2002. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on July 31, 2002. The dollar ranges in this table are in accordance with SEC requirements.

                                                          AGGREGATE DOLLAR RANGE
                                                          OF EQUITY SECURITIES IN
                                                             ALL PIONEER FUNDS
                                       DOLLAR RANGE OF       OVERSEEN OR TO BE
                                      EQUITY SECURITIES     OVERSEEN BY TRUSTEE
NAME OF TRUSTEE OR NOMINEE               IN THE FUND            OR NOMINEE
---------------------------------------------------------------------------------
INTERESTED TRUSTEE OR NOMINEE
John F. Cogan.....................    $10,001 - $50,000          over $100,000
Daniel T. Geraci..................                 none                   none
INDEPENDENT TRUSTEE OR NOMINEE
Mary K. Bush......................                 none      $10,001 - $50,000
Richard H. Egdahl.................    $10,001 - $50,000      $10,001 - $50,000
Margaret B. W. Graham.............         $1 - $10,000      $10,001 - $50,000
Marguerite A. Piret...............         $1 - $10,000     $50,001 - $100,000
Stephen K. West...................         $1 - $10,000     $50,001 - $100,000
John Winthrop.....................         $1 - $10,000          over $100,000

     During the most recent fiscal year ending December 31, 2001, none of the trustees or any nominee for election as a trustee of the fund engaged in the purchase or sale of securities of Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or PFD;

     MATERIAL RELATIONSHIPS OF THE INDEPENDENT TRUSTEES. For purposes of the statements below:

- the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

- an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito Italiano is an entity that is in a control relationship with Pioneer.

- a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser or for which PFD or any of its affiliates act as principal underwriter. For example, the fund's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.

     As of December 31, 2001, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or PFD, or any person in a control relationship to PFD.

     During the past five years, none of the Independent Trustees, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded $60,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito Italiano, or any other entity in a control relationship to Pioneer, PFD or any person that controls PFD.

     During the past five years, none of the Independent Trustees, nor any of their immediate family members, had an interest in a transaction or a series of transactions, or in any currently proposed transaction, or series of similar transactions, in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each a "fund related party"):

- the fund

- an officer of the fund

- a related fund

- an officer of any related fund

- Pioneer or PFD

- an officer of Pioneer or PFD

- an officer of PFD

- any affiliate of Pioneer or PFD

- an officer of any such affiliate

     During the calendar years 2000 and 2001, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $60,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payment for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, an Independent Trustee, is Of Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the fund and the other Pioneer Funds exceeded $60,000 in each of 2000 and 2001.

     During the calendar years 2000 and 2001, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:

- Pioneer

- PFD

- UniCredito Italiano

- any other entity in a control relationship with Pioneer or PFD

     None of the fund's Trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2000 and 2001, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:

- the fund

- any related fund

- Pioneer

- PFD

- any affiliated person of the fund

- UniCredito Italiano

- any other entity in a control relationship to the fund

COMPLIANCE WITH SECTION 16(A) REPORTING REQUIREMENTS

     Section 16(a) of the Exchange Act requires the fund's executive officers, trustees and person who own more than ten percent of the fund's shares ("10% Shareholders") to file reports of ownership and changes in ownership with the SEC. Executive officers, Trustees and 10% Shareholders are required by SEC regulations to furnish the fund with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the fund and representations that no other reports were required to be filed, the fund believes that during the past fiscal year its executive officers, trustees and 10% Shareholders complied with all applicable Section 16(a) filing requirements.

OTHER EXECUTIVE OFFICERS

     In addition to Messrs. Cogan and Geraci, who serve as executive officers of the fund, the following table provides information with respect to the other executive officers of the fund. Each executive officer is elected by the Board of Trustees and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board. The business address of all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

NAME (AGE), AND POSITION WITH THE FUND            PRINCIPAL OCCUPATION(S)
--------------------------------------  -------------------------------------------
JOSEPH P. BARRI (55) Secretary          Corporate Secretary of PIM-USA and most of
                                        its subsidiaries until October 2000;
                                        Secretary of all of the Pioneer mutual
                                        funds; and Partner, Hale and Dorr LLP.
VINCENT NAVE (57) Treasurer             Vice President-Fund Accounting and Custody
                                        Services of Pioneer (Manager from September
                                        1996 to February 1999); and Treasurer of
                                        all of the Pioneer mutual funds (Assistant
                                        Treasurer from June 1999 to November 2000).
ALAN JANSON (31) Assistant Treasurer    Manager, Valuation Risk and Information
                                        Technology- Fund Accounting, Administration
                                        and Custody Services of Pioneer since March
                                        2002; and Assistant Treasurer of all of the
                                        Pioneer Funds since July 2002. Manager,
                                        Valuation Risk and Performance Reporting of
                                        Pioneer from June 2000 to February 2002.
                                        Member of Pioneer Pricing Group from 1996
                                        to 2000 (promoted to Manager in 1998).
LUIS I. PRESUTTI (37) Assistant         Assistant Vice President-Fund Accounting,
  Treasurer                             Administration and Custody Services of
                                        Pioneer (Fund Accounting Manager from 1994
                                        to 1999); and Assistant Treasurer of all of
                                        the Pioneer mutual funds since November
                                        2000.
GARY SULLIVAN (44) Assistant Treasurer  Fund Accounting Manager-Fund Accounting,
                                        Administration and Custody Services of
                                        Pioneer since 1997; and Assistant Treasurer
                                        of all of the Pioneer Funds since May 2002.
DOROTHY E. BOURASSA (54) Assistant      Secretary of PIM-USA; Senior Vice
  Secretary                             President-Legal of Pioneer; and
                                        Secretary/Clerk of most of PIM-USA's
                                        subsidiaries since October 2000; Assistant
                                        Secretary of all of the Pioneer mutual
                                        funds since November 2000; Senior Counsel,
                                        Assistant Vice President and Director of
                                        Compliance of PIM-USA from April 1998
                                        through October 2000; and Vice President
                                        and Assistant General Counsel, First Union
                                        Corporation from December 1996 through
                                        March 1998

COMPENSATION OF TRUSTEES AND OFFICERS

     The following table sets forth certain information with respect to the compensation of each trustee of the fund for the fiscal year ended December 31, 2001. The amounts paid to the trustees differ due to (i) membership on or chairing certain committees of the boards of trustees and (ii) attendance at meetings. The fund does not pay any salary or other compensation to its officers.

                                         PENSION OR RETIREMENT
                           AGGREGATE      BENEFITS ACCRUED AS    TOTAL COMPENSATION
                         COMPENSATION        PART OF FUND        FROM THE FUND AND
    NAME OF TRUSTEE      FROM THE FUND         EXPENSES            OTHER PIONEER
--------------------------------------------------------------        FUNDS**
INTERESTED TRUSTEES:
John F. Cogan, Jr.*....    $  500.00             $0.00              $ 18,000.00
Daniel T. Geraci*+.....       125.00              0.00                 4,500.00
David D. Tripple*++....       375.00              0.00                13,500.00

INDEPENDENT TRUSTEES:
Mary K. Bush...........    $1,000.00              0.00                91,250.00
Richard H. Egdahl,
  M.D..................     1,000.00              0.00                91,250.00
Margaret B.W. Graham...     1,000.00              0.00                99,750.00
Marguerite A. Piret....     1,000.00              0.00               116,750.00
Stephen K. West........     1,000.00              0.00               108,250.00
John Winthrop..........     1,000.00              0.00               104,000.00
                           ---------             -----              -----------
                           $7,000.00             $0.00              $647,250.00
                           =========             =====              ===========

---------------
* Under the management contract, Pioneer reimburses the fund for any Interested Trustees fees paid by the fund.
** There are 56 U.S. registered investment portfolios in the Pioneer Family of Funds.
+  Mr. Geraci became a trustee effective October 26, 2001.
++ Mr. Tripple resigned as trustee effective September 30, 2001.

INVESTMENT ADVISER AND ADMINISTRATOR

     Pioneer, whose executive offices are located at 60 State Street, Boston, Massachusetts 02109, serves as investment adviser and administrator to the fund.

REQUIRED VOTE

     In accordance with the fund's declaration of trust, the vote of a plurality of all of the shares of the fund voted at the meeting is sufficient to elect the nominees. This means that the eight nominees receiving the greatest number of votes will be elected to the Board.

RECOMMENDATION

     FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF EACH OF THE NOMINEES.

                                   PROPOSAL 2

                              SHAREHOLDER PROPOSAL

     A beneficial owner (the "Proponent") of shares of the fund has submitted the following proposal and supporting statement. The Proponent has advised the fund that, at the time it submitted its proposal to the fund, it owned shares of the fund with a market value of at least $2,000 continuously for the preceding year and intends to maintain the required ownership through the date of the Meeting. The fund will provide the name and address of the shareholder and the number of shares owned by it to any person who so requests such information orally or in writing, promptly upon receipt of request for such information. The Board of Trustees and the fund accept no responsibility for the accuracy of either the proposal or the Proponent's supporting statement.

     For the reasons stated in the fund's Opposing Statement, the Board of Trustees unanimously recommends a vote AGAINST this proposal. The text of the Proponent's proposal and supporting statement follows:

PROPONENT'S PROPOSAL AND SUPPORTING STATEMENT

     It is my view that for several years closed-end funds have not been popular with the investing public. Most newspapers that I read report only weekly on the market price and underlying value. The directors of the fund have not stopped the decline in dividends and the fund sells at a discount to the value.

     "RESOLVED: We therefore request that the Board of Trustees take the necessary steps to implement the following Proposal. For the benefit of those stockholders who must or want to sell, the fund shall purchase their stock at the value prevailing on that date and without charge for the service."

OPPOSING STATEMENT OF THE BOARD OF TRUSTEES

     THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST THE PROPOSAL. The Trustees are well aware that the fund's shares have traded on the New York Stock Exchange at prices that represent a discount from the fund's net asset value per share (the "discount"). The Board regularly considers measures that could reduce the size of the discount. The measures that the trustees have considered include purchasing fund shares in the open market, conducting tender offers for the shares, adopting an interval or open-end structure and purchasing of shares of particular shareholders at net asset value (which the Board has rejected as being discriminatory). Over the past five years, the discount has varied from 21.5% to 0.07% and was 4.34% at August 2, 2002.

     However, the trustees have determined that none of these measures are in the best interests of the fund and its shareholders. The trustees strongly believe, based on their experience and conclusions of industry studies, that the measures other funds have adopted to reduce the discount:

- have not had any long-term effect on the discount. Once the tender offer or repurchase program is over, for example, the discount reverts to what it would have been without such purchases;

- can have adverse consequences to the fund and its shareholders. By reducing the size of the fund, these measures also tend to increase the fund's expense ratio and consequently reduce its yield. In order to fund a share repurchase, the fund may also need to incur unnecessary taxable gains, which will be imposed upon the long-term holders of the fund's shares;

- tend to benefit short-term shareholders to the detriment of longer term investors. These measures are frequently favored by market professionals who are only interested in holding the fund's shares for a short period in anticipation of the discount being reduced. If the program does temporarily reduce the discount, they sell their shares and the discount returns.

- are steps that may lead to the ultimate liquidation of the fund. Reduced size can lead to higher per share costs and less efficient investing. As these proposals slowly drain assets from the fund, the fund can cease to be viable at some point.

     For these reasons, the trustees unanimously urge you to vote against this proposal. The trustees also believe that, despite the Proponent's assertions, the most compelling reason to reject the proposal is the fund's relative performance.

     THE FUND HAS SUCCESSFULLY MAINTAINED A FAVORABLE YIELD IN A DIFFICULT MARKET ENVIRONMENT. During 2001, the prevailing market rates of interest declined significantly as the Federal Reserve Board decreased the Federal Funds rate from 6% at the beginning of 2001 to 1.75% at December 31, 2001. Reflecting this decline in prevailing interest rates, the yield on the Lehman Brother Aggregate Bond Index declined from 6.43% at December 29, 2000 to 5.60% at December 31, 2001. At December 31, 2001, the average current yield for the Lipper Corporate Debt Funds BBB peer group was 7.06%. On December 31, 2001, the fund's current yield was 7.37%, based on market price. Although the market for investment grade securities continues to be difficult, the fund's current yield (market price) at July 31, 2002 was 7.17%. CONSEQUENTLY, THE FUND'S YIELD HAS REMAINED ABOVE THE YIELD ON ITS BENCHMARK INDEX AND HAS BEEN VERY FAVORABLE AMONGST COMPARABLE FUNDS. The Proponent, by contrasting the fund's current yield with historical yields, completely ignores the interest rate environment in which those rates were achieved and the fund's yield relative to other investment options. Reflecting the decline in the yield of the fund's investment portfolio, the fund's distribution from net investment income during the fiscal year ended December 31, 2001 was $0.87 per share, which is only approximately 9% lower than the distributions from net income in 2000 of $0.93. In 1999, the fund's distribution was $0.95 per share.

     THE FUND HAS CONSISTENTLY MAINTAINED A POSITIVE TOTAL RETURN ON BOTH A NET ASSET VALUE AND MARKET VALUE BASIS. During 2001, the fund generated a total return of 6.90% at net asset value and 9.08% at market price. This compares to the 8.44% return of the Lehman Brothers Aggregate Bond Index during 2001, which is less influenced by the performance of corporate securities than the fund. The following table shows the fund's total return for the one, five and ten year periods ended December 31, 2001 based upon both net assets and market price.

AVERAGE ANNUAL TOTAL RETURNS
(AS OF DECEMBER 31, 2001)

PERIOD                               NET ASSET          MARKET VALUE PRICE*
---------------------------------------------------------------------------
10 Years.......................        6.69%                   6.02%
5 Years........................        6.04                    5.70
1 Year.........................        6.90                    9.08

---------------
* When net asset value (NAV) is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at market price.

     In light of the yield that the fund has maintained in a difficult interest rate environment and the consistent level of total return that the fund has provided to shareholders, the Board of Trustees believes that the fund remains a very attractive long term investment for shareholders looking to participate in a diversified portfolio of primarily investment grade debt securities. The Board also believes that the fund's ability to continue to provide these favorable returns will be undermined if the Proponent's proposal is implemented.

     Although the fund, like many closed-end funds, tends to trade at a market discount, the discount does not have a negative effect upon shareholder returns if the level of the discount remains steady. While you may sell your shares at a discount to the underlying net asset value, if the discount has been relatively constant, you probably also purchased those shares at a discount from net asset value. These discounts are a common feature of closed-end stock exchange listed funds.

REQUIRED VOTE

     Adoption of the shareholder proposal will require the approval of the majority of votes validly cast at the meeting. The proposal will only come before the meeting if the proponent complies with certain requirements under Rule 14a-8 under the Exchange Act.

RECOMMENDATION

     FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE AGAINST THE SHAREHOLDER PROPOSAL.

                       INFORMATION CONCERNING THE MEETING

OUTSTANDING SHARES AND QUORUM

     As of the record date, 7,395,024 shares of beneficial interest of the fund were outstanding. Only shareholders of record as of the record date are entitled to notice of and to vote at the meeting. The holders of one-third of the outstanding shares of the fund that are entitled to vote will be considered a quorum for the transaction of business.

OWNERSHIP OF SHARES OF THE FUND

     To the knowledge of the fund, as of the record date, no persons owned of record or beneficially 5% or more of the outstanding shares of the fund as of July 31, 2002 except that Cede and Co., Box 20, Bowling Green Station, New York, NY 10004-0001, held 5,769,334 shares as nominee.

SHAREHOLDER PROPOSALS

     Shareholder proposals to be presented at the next meeting of shareholders, whenever held, must be received at the fund's offices, 60 State Street, Boston, Massachusetts 02109, at a reasonable time prior to the trustees' solicitation of proxies for the meeting and must comply with the requirements of Rule 14a-8 under the Exchange Act. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. The fund currently expects to hold the next annual shareholders' meeting on or about June 24, 2003, which date is subject to change. Shareholder proposals are subject to certain regulations under the federal securities laws.

PROXIES, QUORUM AND VOTING AT THE MEETING

     Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the fund. In addition, although mere attendance at the meeting will not revoke a proxy, a shareholder present at the meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of Proposal No. 1 and against Proposal No. 2, as described above and will use their best judgment in connection with the transaction of such other business as may properly come before the meeting or any adjournment thereof.

     One-third of the outstanding shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the meeting. In the event that at the time any session of the meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the shareholder meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of the proposals has not been received, the persons named as proxies may propose one or more adjournments of the shareholder meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of more than one half of the shares of the fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

     Shares of the fund represented in person or by proxy, including shares that abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against a proposal. However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal and has not received instructions from the beneficial owner, those shares will not be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted by a majority of the votes cast at the meeting.

OTHER BUSINESS

     While the meeting has been called to transact any business that may properly come before it, the only matters that the trustees intend to present are those matters stated in the attached notice of annual meeting of shareholders. However, if any additional matters properly come before the meeting, and on all matters incidental to the conduct of the meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

METHOD OF SOLICITATION AND EXPENSES

     The cost of preparing, assembling and mailing this proxy statement and the attached notice of annual meeting of shareholders and the accompanying proxy card will be borne by the fund. In addition to soliciting proxies by mail, Pioneer may, at the fund's expense, have one or more of the fund's officers, representatives or compensated third-party agents, including Pioneer, PIMSS and PFD, or Georgeson Shareholder Communications Inc., professional proxy solicitors, who will be paid fees and expenses of approximately $10,000 for their soliciting services, aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons.

     The fund may also arrange to have votes recorded on matters other than the shareholder proposal by telephone, the internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the shareholder meeting. The fund is unaware of any such challenge at this time. In the case of telephone voting, shareholders would be called at the phone number the sub-transfer agent, Mellon Investor Services LLC, has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. In the case of automated telephone and internet voting, shareholders would be required to provide their Social Security number or other identifying information and will receive a confirmation of their instructions.

     Persons holding shares as nominees will be reimbursed by Pioneer, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

(August 19, 2002)

                     APPENDIX A -- AUDIT COMMITTEE CHARTER

     FUNCTION. Oversight is the primary function of the Audit Committee, comprised exclusively of independent Trustees of the Pioneer Funds (the "Funds"). The management company is responsible for maintaining appropriate systems for accounting and internal controls and the independent auditor is responsible for planning and carrying out proper audits.

     PURPOSES.  The purposes of the Audit Committee are to:

     1. act as a liaison between the Funds' independent auditors and the full Board of Trustees of the Funds;

     2. discuss with the Funds' independent auditors their judgments about the quality of the Fund's accounting principles and underlying estimates as applied in the Funds' financial reporting;

     3. review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;

     4. review and assess from time to time, as it deems necessary and appropriate:

        (a) brokerage and soft dollar arrangements of the Funds,

        (b) the utilization of the Funds' line of credit, and

        (c) "as of" gain/loss activity of the funds;

     5. review and approve insurance coverage and allocations of premiums between the management and the Funds and among the Funds;

     6. review and approve expenses under the Administration Agreements between the management company and the Funds and allocations of such expenses among the Funds; and

     7. ensure that the independent auditors submit on a periodic basis to the audit committee a formal written statement delineating all relationships between the auditors and the company; to actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and to recommend that the Board of Directors take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

     ACTIVITIES. To carry out its function and its purposes, the Committee shall, as appropriate and necessary:

        (a) recommend the selection, retention or termination of auditors; and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager or to vendors to the Funds, whose systems are material to the Funds' operations, regarding their systems and controls; and to receive the auditors' specific representations as to their independence;

        (b) meet with the Funds' independent auditors, including private meetings, as necessary to (i) review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or any other results of the audits; (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) review the form of opinion the auditors propose to render to the Board and shareholders;

        (c) consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors;

        (d) review the fees charged by the auditors for audit and non-audit services;

        (e) investigate improprieties or suspected improprieties in fund operations; and

        (f) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

     GOVERNANCE AND COMPENSATION. The Committee shall be comprised of three independent Trustees of the Funds who shall be nominated and elected annually by the Board of Trustees of the Funds. Members of the Committee shall elect from among them a Chairperson, who shall preside over meetings of the Committee. Replacements for vacancies, occurring from time to time, shall be nominated and elected by the remaining Trustees of the Funds.

     The Committee shall meet on a regular basis and is empowered to hold special meetings, as circumstances require. The Committee shall meet regularly with the Treasurer of the Funds. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Funds.

     Compensation for the members of the Committee shall be determined by the Board of Trustees. It is expected that the Chairperson will receive additional compensation for her/his services as Chair.

     INITIAL APPROVAL AND ANNUAL REVIEW OF CHARTER. This Charter is subject to approval of the Board of Trustees of the Funds. The Committee shall review this Charter at least annually and recommend any changes to the Board for its consideration.

PROXY                                                                     PROXY
                 PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                             PIONEER INTEREST SHARES
                           To be held October 8, 2002

I (we), having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan Jr., Dorothy E. Bourassa, Joseph P. Barri, and David Phelan, each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of my (our) fund to be held on October 8, 2002, at 2:00 p.m. (Boston time) at the offices of Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" Proposal 1, "AGAINST" Proposal 2 as described in the Proxy Statement and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.




                                       NOTE: In signing, please write
                                       name(s) exactly as appearing hereon.
                                       When signing as attorney, executor,
                                       administrator or other fiduciary,
                                       please give your full title as such.
                                       Joint owners should each sign personally.

                                              __________________________________
                                              Signature

                                              __________________________________
                                              Signature of joint owner, if any

                                              __________________________________
                                              Date                  PIS 12535





                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED.

The Board Unanimously Recommends That You Vote IN FAVOR OF THE NOMINEES FOR TRUSTEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.

                                                       FOR    AGAINST    FOR ALL
                                                       ALL    ALL        EXCEPT


1. To elect trustees. The nominees for
trustees are:

01.  J.F. Cogan, Jr.          02.  D.T. Geraci
03.  M.K. Bush                04.  Dr. R.H. Egdahl    [box]   [box]       [box]
05.  M.B.W. Graham            06.  M.A. Piret
07.  S.K. West                08.  J. Winthrop

To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) on the line below:

_____________________________________________________________

The Board Unanimously Recommends That You
Vote AGAINST PROPOSAL No. 2

                                                 AGAINST       FOR    ABSTAIN

2.  To approve a shareholder proposal to
    request that the Board of Trustees             [box]      [box]      [box]
    take the necessary steps to have the
    fund purchase shares at the value
    prevailing on that date.


                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD

                                                                    pis 12535

Pioneer Interest Shares
60 State Street
Boston, MA 02109-1820


IMPORTANT
PLEASE VOTE YOUR SHARES TODAY


Dear Shareowner,

I am writing to let you know that a meeting will be held on October 8, 2002 for shareowners to vote on two proposals for Pioneer Interest Shares. As a shareowner in the Fund, you have the opportunity to voice your opinion on these matters.

The enclosed package contains information about the proposals, along with a proxy card for you to use when voting by mail. Please take a moment to read the enclosed materials before casting your vote.

Each proposal has been reviewed by your Fund's Board of Trustees, whose primary role is to protect your interests as a shareowner. In the Trustees' opinion, Proposal 1 is fair and reasonable.

Here is what a FOR vote means for Proposal 1.

Elect eight Trustees to the Board. The Trustees supervise your Fund's activities and review contractual arrangements with companies that provide services to the Fund. All of the nominees except Mr. Geraci were previously elected by shareowners. The proxy statement includes detailed information about all nominees.

Finally, on the agenda is a proposal from a shareholder that is opposed by your Board of Trustees. Accordingly, your Board of Trustees recommends that you vote Against Proposal 2 on the enclosed proxy card. Details about the shareholder proposal are contained in the enclosed proxy statement.

Cast your vote by completing and signing the proxy card enclosed in this package. Please mail your completed and signed card as quickly as possible, using the postage-paid envelope provided. Thank you for your prompt response.

Sincerely,

Daniel T. Geraci
President
Pioneer Investment Management, Inc.

Callout in margin: Voting your shares by mail is quick and easy. Everything you need is enclosed.

Callout in margin: The Board of Trustees recommends that you vote FOR Proposal 1 and AGAINST Proposal 2.

Callout in margin: Please vote! Your vote is extremely important, no matter how many shares you own.

SHAREHOLDER Q & A FOR INTERNAL USE ONLY
A proxy statement and proxy card dated August 19, 2002 for Pioneer Interest Shares is being mailed to shareholders the last week of August. The proxy statement outlines two proposals that will be considered at the next annual meeting of shareholders scheduled for October 8, 2002.

Please see the below Q&A which should assist you if and when you receive incoming questions.

                            ************************

                              FOR INTERNAL USE ONLY

                 QUESTIONS AND ANSWERS ABOUT PROPOSALS REGARDING
                             PIONEER INTEREST SHARES

Q:  What are the proposals outlined in the proxy package?

A:  The following are the current two proposals:

No. 1: Elect the Trustees named in the Proxy Statement. All of the nominees currently serve as Trustees. The Trustees' primary role is to protect shareholder interests.

No. 2: To act upon a specific shareholder proposal which asks Pioneer to redeem shares by taking "the necessary steps to have the Fund purchase shares at the value prevailing on that date."

Q:  What does the Board recommend to shareholders regarding their vote?

A: The Board unanimously recommends that shareholders vote IN FAVOR of the nominees listed as Trustees (Proposal number 1) and AGAINST the shareholder proposal to have the Fund redeem shares (Proposal number 2).

Q:  Can you provide more background on Proposal number 2?

A: As you may know, closed-end funds such as Interest Shares are bought and sold on the secondary market (such as the New York Stock Exchange) following their initial public offering. The price of a fund's shares is therefore determined by the market and may be greater or less than the shares' net asset value. The specific shareholder is concerned because the Fund's shares have traded on the NYSE at a discount to net asset value. The shareholder has asked the Fund to buy back his shares (and the shares of any shareholder who would like to sell) as opposed to the standard closed-end fund procedure of selling shares in the secondary market.

Q: Since this proposal arose because the Fund trades at a discount to net asset value, has Pioneer considered taking any steps to reduce the size of the discount?

A: The Board regularly considers measures that could reduce the size of the discount. These include purchasing fund shares in the open market, conducting tender offers for the shares, adopting an interval or open-end structure and purchasing shares of particular shareholders at net asset value.

Q:  Are any of these measures prudent?

A: The Board has determined that none of these measures are in the best interests of the Fund and its shareholders. These steps tend to benefit short-term shareholders to the detriment of long-term investors. Such measures can slowly drain fund assets, reduce fund size and result in higher per share costs and less efficient investing. Also, an increase in a fund's
expense ratio can reduce its yield.   To implement a share re-purchase, the
fund may need to incur unnecessary taxable gains that would be imposed upon the long-term holders of the fund's shares. These are some of the reasons that the Trustees have recommended shareholders to vote AGAINST Proposal number 2.

Q:  Are there any other reasons?

A: Yes. The most compelling reason to reject Proposal number 2 is the Fund's steady relative performance. The Fund has maintained a positive total return
on both a net asset value and market value basis.   In 2001, the Fund generated
a total return of 9.08% at market price. This compares to the 8.44% return of the Lehman Brothers Aggregate Bond Index during 2001. Also, the Fund has maintained a favorable yield in a difficult environment. The yield of 7.17%
(as of July 31, 2002) was above the yield on its benchmark index and very favorable amongst comparable funds.